Exhibit 10.49

IDACORP, INC.

TERMINATION OF

DEFERRED COMPENSATION AGREEMENT

TERMINATION OF DEFERRED COMPENSATION AGREEMENT, by and between [          ] (“Director”) and IDACORP, Inc. (the “Company”);

W I T N E S S E T H:

WHEREAS, Director is a member of the Board of Directors (the “Board”) of the Company; and

WHEREAS, Director has elected to defer all or a portion of Director cash fees for service as a member of the Board pursuant to [a] Deferred Compensation Agreement[s] dated __________ [and [__________] (collectively, the “Deferred Compensation Agreement”)][ADD THE FOLLOWING IF DIRECTOR HAS EXECUTED AN AMENDMENT TO DEFERRED COMPENSATION AGREEMENT: and an Amendment to Deferred Compensation Agreement dated _____________ (collectively, the “Deferred Compensation Agreement”)]; and

WHEREAS, Section 2 of the Deferred Compensation Agreement provides the Director with the option of terminating the Agreement in December of each year; and

WHEREAS, Director desires to terminate the Deferred Compensation Agreement effective December 31, [          ];

NOW, THEREFORE, in consideration of the premises, Director and the Company hereby agree to the following:

1.         Pursuant to Section 2 of the Deferred Compensation Agreement, Director and the Company hereby agree that said Agreement will be terminated effective December 31, [          ], and no further deferrals will be made under the Deferred Compensation Agreement after that date.

2.         All deferred Fees in Director’s interest account as of December 31, [          ] will continue to accrue interest as provided in Section 4 of the Deferred Compensation Agreement and will continue to be payable to Director as provided in Section 3 of the Deferred Compensation Agreement.

3.         Capitalized terms not otherwise defined herein shall have the meanings given them in the Deferred Compensation Agreement.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Termination of Deferred Compensation Agreement this ____ day of [          ].

                                                            By_______________________________

                                                                                    [Name]

                                                            IDACORP, Inc.

                                                            By_______________________________